Filed pursuant to Rule 497(e)
Registration Nos. 333-171360; 811-22509

LoCorr Dynamic Equity Fund
Class	A	LEQAX
Class	C	LEQCX
Class	I	LEQIX

A series of LoCorr Investment Trust

Supplement dated December 2, 2022 to the Prospectus dated May 2, 2022

At a meeting of the Board of Trustees (the “Board”) of LoCorr Investment Trust held on November 21, 2022, the Board approved the change of the name of the LoCorr Dynamic Equity Fund (the “Fund”) to “LoCorr Dynamic Opportunity Fund” effective as of December 2, 2022. The Board also approved the removal of the Fund’s non-fundamental investment policy of investing at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in long or short positions in equity investments, effective January 31, 2023.

All references to the Fund’s name in the Prospectus are hereby replaced with “LoCorr Dynamic Opportunity Fund,” effective immediately.

Additionally, effective January 31, 2023, the first paragraph under the sub-heading “Principal Investment Strategies” in the Fund’s Summary section in the Prospectus is hereby replaced with the following:

Principal Investment Strategies: Under normal market conditions, the Fund invests in long or short positions in equity securities of domestic and foreign companies. The Fund defines equity securities as (1) common stocks, (2) preferred stocks and (3) debt securities that are convertible into stock. The Fund invests in securities of issuers without restriction as to capitalization or country, including emerging markets. The Fund invests in convertible debt securities of any maturity or credit quality, including those known as "junk bonds." Junk bonds are rated below Baa3 by Moody's Investors Service, Inc. (“Moody’s”) or equivalently by another nationally recognized statistical rating organization (“NRSRO”). The Fund may invest a portion of its assets in private placement offerings which may be illiquid.

Also effective January 31, 2023, the “Principal Investment Strategies” disclosure for the Fund under the heading “Additional Information About Principal Investment Objectives, Strategies and Related Risks” in the Prospectus is hereby replaced with the following:

Dynamic Opportunity Fund

Under normal market conditions, the Dynamic Opportunity Fund invests in long or short positions in equity securities of domestic and foreign companies. The Fund defines equity securities as (1) common stocks, (2) preferred stocks and (3) debt securities that are convertible into stock. The Fund invests in securities of issuers without restriction as to capitalization or country, including emerging markets. The Fund invests in convertible debt securities of any maturity or credit quality, including those known as "junk bonds." Junk bonds are rated below Baa3 by Moody's or equivalently by another NRSRO. The Fund may invest a portion of its assets in private placement offerings which may be illiquid.

The Adviser seeks to achieve the Fund's primary investment objective of long-term capital appreciation by using a "long/short equity" strategy that is executed by allocating assets to a sub-adviser that has a long/short equity investment strategy. The Adviser may also engage an additional sub-adviser or sub-advisers if it believes they will enhance the Fund’s performance or reduce volatility. The Adviser will also use one or more ETFs to execute a portion of the long/short equity strategy rather than allocate assets to a sub-adviser, when it believes that doing so will help the Fund achieve its investment objective. The Fund anticipates reduced return volatility when compared to traditional broad-based equity market indices because the short element of its strategies is expected to produce a hedging effect.

All other references to the 80% investment policy in the Prospectus are hereby removed, effective as of January 31, 2023.

Please retain this Supplement for future reference.

Filed pursuant to Rule 497(e)
Registration Nos. 333-171360; 811-22509

LoCorr Dynamic Equity Fund
Class	A	LEQAX
Class	C	LEQCX
Class	I	LEQIX

A series of LoCorr Investment Trust

Supplement dated December 2, 2022 to the Statement of Additional Information (“SAI”)
dated May 22, 2022

At a meeting of the Board of Trustees (the “Board”) of LoCorr Investment Trust held on November 21, 2022, the Board approved the change of the name of the LoCorr Dynamic Equity Fund (the “Fund”) to “LoCorr Dynamic Opportunity Fund” effective as of December 2, 2022. The Board also approved the removal of the Fund’s non-fundamental investment policy of investing at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in long or short positions in equity investments, effective January 31, 2023.

All references to the Fund’s name in the SAI are hereby replaced with “LoCorr Dynamic Opportunity Fund,” effective immediately.

Additionally, effective January 31, 2023, the non-fundamental investment limitation with respect to the Fund’s 80% investment policy on page 28 of the SAI is hereby removed.

Please retain this Supplement for future reference.